EXHIBIT 99.1

News Release

National Penn Bancshares, Inc.
Reports Third Quarter Net Income

Contact:	Catharine S. Bower, Communications Manager
(610) 369-6618 or csbower@natpennbank.com

BOYERTOWN, Pa., October 17, 2006 -- National Penn Bancshares, Inc. (Nasdaq: NPBC), the parent company of National Penn Bank, reported third quarter 2006 net income totaling $16.6 million, or $0.34 per diluted share. Net income increased 14.6% compared to $14.5 million earned in the third quarter of 2005, and diluted earnings per share increased 6.3% compared to diluted earnings per share of $0.32 in third quarter 2005. All per share data has been adjusted for the 3% stock dividend paid on September 30, 2006.

For the first nine months of 2006, net income totaled a record $47.7 million, or $0.99 per diluted share. Compared to the first nine months of 2005, net income increased 12.1% and diluted earnings per share increased 5.3%.

National Penn’s third quarter earnings produced annualized returns on average assets and average shareholders’ equity of 1.25% and 12.83%, respectively. For the first nine months of 2006, the annualized returns on average assets and average shareholders’ equity were 1.25% and 12.78%, respectively.

The following significant events have occurred recently:

•      National Penn’s record earnings in third quarter 2006 as compared to third quarter 2005 reflect, in part, National Penn’s increase in asset size, of $770.5 million, including assets of approximately $323.1 million attributable to the January 26, 2006 Nittany Financial acquisition.

•     Third quarter 2006 earnings also reflect increased non-interest income. Wealth management income increased $1.3 million, while various service charges and fees increased $668,000, over comparable amounts in third quarter 2005. Wealth assets under management and advisory totaled $2.53 billion at September 30, 2006.

•      Effective July 3, 2006, National Penn is included in the new Nasdaq Global Select Market, the newly-established highest listing tier for Nasdaq-listed

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companies. Prior to this designation, National Penn had been listed on the Nasdaq National Market tier and was a founding member of the Nasdaq Dividend Achiever Index.

•      On August 7, 2006, National Penn’s Nittany Bank Division opened a new community office located at 1200 N. Atherton, State College, PA.

As of September 30, 2006, National Penn’s total assets were $5.35 billion and total deposits were $3.77 billion. The allowance for loan and lease losses as of September 30, 2006 was $59.2 million, which represented 1.65% of total loans and leases outstanding of $3.60 billion.

Commenting on third quarter 2006, Wayne R. Weidner, National Penn Chairman and CEO, said “As we have previously commented, the interest rate environment and competitive situations for institutions continues to be most difficult and challenging. Overall, we continue to be pleased with the hard work of our team members and our financial results so far in 2006.”
__________

About National Penn Bancshares, Inc.:

National Penn Bancshares, Inc. is a $5.35 billion asset financial services company operating 81 offices in Pennsylvania through National Penn Bank and its FirstService Bank, HomeTowne Heritage Bank, Nittany Bank, and The Peoples Bank of Oxford divisions. The Peoples Bank of Oxford Division also operates one community office in Cecil County, Maryland.

National Penn's financial services affiliates consist of National Penn Investors Trust Company; National Penn Capital Advisors, Inc.; Vantage Investment Advisors, L. L. C.; National Penn Mortgage Company; National Penn Insurance Agency, Inc.; and National Penn Leasing Company.

National Penn Bancshares, Inc. common stock is traded on the Nasdaq Stock Market under the symbol "NPBC." Additional information about the National Penn family is available on the company's Web site at www.nationalpennbancshares.com.

_________

On January 1, 2006, National Penn adopted Statement of Financial Accounting Standard (SFAS 123(R)) Share-Based Payment, requiring the expensing of our stock compensation programs based on the fair value of the awards. The impact of the adoption of SFAS 123(R) is included in the financial results for the first nine months of 2006 and all prior periods have been restated as a result of the adoption of the modified retrospective method.

This press release contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America (“GAAP”). National Penn’s management uses this non-GAAP measure in its analysis of the company’s performance. This measure, annualized net income return on average tangible

6

equity, excludes the average balance of acquisition-related goodwill and intangibles in determining average tangible shareholders’ equity. Banking and financial institution regulators also exclude goodwill and intangibles from shareholders' equity when assessing the capital adequacy of a financial institution. Management believes the presentation of this financial measure excluding the impact of these items provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn, as it provides a method to assess management’s success in utilizing the company’s tangible capital. This disclosure should not be viewed as a substitute for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.
_________

This press release contains forward-looking statements concerning future events. Actual results could differ materially due to deteriorating economic conditions; increased competition; interest rate movements; market volatility in the securities markets; legislative or regulatory developments; merger-related synergies, savings and integration issues; technological changes; and other risks and uncertainties discussed in National Penn’s reports filed from time to time with the Securities and Exchange Commission, which are incorporated herein by reference. National Penn cautions you not to place undue reliance on these statements. National Penn undertakes no obligation to publicly release or update any of these statements.

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National Penn Bancshares, Inc.

Contact: Gary L. Rhoads, 610-369-6341

Exchange Listing Nasdaq "NPBC"

(Dollars in thousands, except per share data)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2006	2005 (2)	2006	2005 (2)
STATEMENTS OF CONDITION
Total assets			$5,347,548	$4,577,008
Total loans and leases			3,595,157	3,011,657
Total deposits			3,772,102	3,292,050
Total shareholders' equity			528,104	447,300
Book value per share			11.06	9.97

EARNINGS
Total interest income	$78,108	$62,308	$222,809	$179,138
Total interest expense	39,643	24,835	106,814	67,294
Net interest income	38,465	37,473	115,995	111,844
Provision for loan and lease losses	561	750	1,701	2,450
Net interest income after provision
for loan and lease losses	37,904	36,723	114,294	109,394
Other income	16,422	14,082	47,466	42,552
Other expenses	32,458	31,969	98,488	95,056
Income before income taxes	21,868	18,836	63,272	56,890
Income taxes	5,244	4,330	15,534	14,299
Net income	$16,624	$14,506	$47,738	$42,591

Return on average assets	1.25%	1.26%	1.25%	1.25%
Return on average shareholders' equity	12.83%	13.14%	12.78%	13.09%
Return on average tangible equity (1)	28.60%	24.67%	27.34%	24.78%
Average shares - basic	47,737,218	44,747,245	47,385,940	44,579,766
Average shares - diluted	48,555,112	45,523,420	48,217,734	45,372,932

PER SHARE
Basic earnings	$0.35	$0.32	$1.00	$0.95
Diluted earnings	0.34	0.32	0.99	0.94
Dividends paid in cash	0.160	0.155	0.481	0.466

(1) Reconciliation Table for Non-GAAP Financial Measure
Return on average shareholders' equity	12.83%	13.14%	12.78%	13.09%
Effect of goodwill and intangibles	15.77%	11.53%	14.56%	11.69%
Return on average tangible equity	28.60%	24.67%	27.34%	24.78%
Average tangible equity excludes acquisition related
average goodwill and intangibles:
Average shareholders' equity	$514,172	$437,909	$499,234	$435,072
Average goodwill and intangibles	(283,564)	(204,665)	(265,787)	(205,252)
Average tangible equity	$230,608	$233,244	$233,447	$229,820

(2) Reflects the adoption of FAS 123(R) under the modified retrospective method. Share and per share information adjusted for a 3% stock dividend paid September 30, 2006.

Financial Update for NATL PENN BCSHS (NPBC) FOR 9/30/06
Date 10/16/2006
PAGE: 1 OF 5	AS OF	AS OF	AS OF	AS OF	AS OF
BALANCE SHEET - ASSETS ($000s)	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Cash & Cash Equivalents	$111,374	$119,607	$111,755	$122,459	$107,431
Trading Account Securities	-	-	-	-	-
Securities Available for Sale	945,598	953,784	1,003,070	941,106	1,015,648
Held to Maturity Securities	254,334	216,887	170,763	150,608	113,573
Other Securities	-	-	-	-	-
Total Securities	1,199,932	1,170,671	1,173,833	1,091,714	1,129,221
Total Cash and Securities	1,311,306	1,290,278	1,285,588	1,214,173	1,236,652
Loans & Leases Held for Investment*	3,577,068	3,485,169	3,386,911	3,031,225	2,986,629
Loans & Leases Held for Sale*	18,089	19,507	15,798	18,583	25,028
Total Loans and Leases*	3,595,157	3,504,676	3,402,709	3,049,808	3,011,657
*Indicates data net of unearned fees, gross of reserve
Loan Loss Reserve	(59,238)	(59,049)	(59,007)	(56,064)	(56,255)
Premises and Equipment, net	55,600	55,863	56,090	53,158	51,673
Bank Owned Life Insurance	97,522	89,365	88,507	82,688	81,884
Goodwill	261,573	261,490	261,946	187,995	187,693
Other Intangibles	21,652	22,413	21,526	16,087	16,682
Total Intangible Assets	283,225	283,903	283,472	204,082	204,375
Mortgage Servicing Rights	-	-	-	-	-
Purchased Credit Card Relationships	-	-	-	-	-
Real Estate Owned & Held for Investment	1,806	242	-	-	16
Assets from Discontinued Operations	-	-	-	-	-
Other Assets (2)	62,170	60,142	54,650	55,544	47,006
Total Assets (2)	$5,347,548	$5,225,420	$5,112,009	$4,603,389	$4,577,008

BALANCE SHEET - LIABILITIES ($000S)
Deposits	$3,772,102	$3,786,748	$3,616,965	$3,309,046	$3,292,050
Borrowings	854,129	726,835	786,252	677,183	662,560
Trust Preferred Securities	-	-	-	-	-
Subordinated Debt	142,527	142,527	142,527	127,063	127,063
Liabilities from Discontinued Operations	-	-	-	-	-
Other Liabilities	50,686	50,571	48,025	42,429	48,035
Total Liabilities	$4,819,444	$4,706,681	$4,593,769	$4,155,721	$4,129,708

BALANCE SHEET - EQUITY ($000s)
Redeemable Preferred Stock	$-	$-	$-	$-	$-
Preferred Equity	$-	$-	$-	$-	$-
Shareholders Equity (2)	$528,104	$518,739	$518,240	$447,668	$447,300

MEMO ITEMS
Accumulated other comprehensive (loss) income	$462	$(7,784)	$1,552	$3,189	$9,548
Publicly Reported Book Value Per Share (1)(2)	$11.06	$10.78	$10.78	$10.02	$9.97
EOP Common Shares Outstanding (excluding Treasury shares)(1)	47,730,760	48,119,272	48,061,223	44,683,244	44,855,409
Treasury Shares Held By Company (1)	425,569	27,207	27,942	283,694	19,218
Did you announce a repurchase plan during this period?	NO	NO	NO	YES	NO
Number of Shares to be Repurchased in Plans (1)	3,669,375	3,669,375	3,669,375	3,669,375	1,609,375
Number of Shares Repurchased During Period (1)	523,571	83,574	52,235	326,689	39,628
Average Price of Repurchased Shares (1)	$19.89	$19.61	$19.99	$19.48	$19.69

(1) Adjusted for a 3% stock dividend paid September 30, 2006.
(2) Adjusted for modified retrospective method adoption under FAS123 ( R ).

Financial Update for NATL PENN BCSHS (NPBC) FOR 9/30/06
	PAGE: 2 OF 5
	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	YEAR	YEAR
	ENDED	ENDED	ENDED	ENDED	ENDED	TO DATE	TO DATE
INCOME STATEMENT ($000s)	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	9/30/2006	9/30/2005
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Interest Income	$78,108	$75,345	$69,356	$63,448	$62,308	$222,809	$179,138
Interest Expense	39,643	36,297	30,874	26,643	24,835	106,814	67,294
Net Interest Income	38,465	39,048	38,482	36,805	37,473	115,995	111,844
FTE adjustment	3,157	2,847	2,764	2,337	2,310	8,768	6,890
Net Interest Income (FTE)	41,622	41,895	41,246	39,142	39,783	124,763	118,734
Loan Loss Provision	561	460	680	750	750	1,701	2,450
Investment Securities Trans.	49	444	377	(235)	181	870	790
Nonrecurring Income	777	-	-	-	-	777	922
Nonrecurring Expense	(907)	306	(255)	(2,954)	150	(856)	1,351
Trading Account Income	-	-	-	-	-	-	-
Foreign Exchange Income	-	-	-	-	-	-	-
Wealth Management Income	3,515	3,519	3,222	2,349	2,188	10,256	6,727
Service Charges on Deposits	4,618	4,334	4,027	4,081	4,199	12,979	12,065
Cash management and electronic banking fees	2,071	2,017	2,106	2,073	1,934	6,194	5,606
Mortgage Banking Income	1,047	1,156	1,021	1,356	1,720	3,224	4,010
Insurance Income	1,745	1,719	1,753	1,534	1,545	5,217	5,436
Bank Owned Life Insurance Income	972	858	820	803	799	2,650	2,645
Other Noninterest Income	1,628	1,815	1,856	2,503	1,516	5,299	4,351
Total Noninterest Income(excludes securities gains/losses and non-recurring income)	15,596	15,418	14,805	14,699	13,901	45,819	40,840
Employee Comp. & Benefit Expense (2)	20,261	20,210	21,079	20,058	19,028	61,550	56,645
Occupancy & Equipment Expense	4,403	4,403	4,313	4,642	4,403	13,119	13,010
Amortization of Intangibles	761	741	643	594	594	2,145	1,780
Other Noninterest Expense	7,940	7,128	7,462	7,668	7,794	22,530	22,270
Total Noninterest Exp. (excludes non-recurring expenses) (2)	33,365	32,482	33,497	32,962	31,819	99,344	93,705
Minority Interest Expense	-	-	-	-	-	-	-
Net Income Before Taxes (2)	21,868	21,662	19,742	20,511	18,836	63,272	56,890
Tax Provision (2)	5,244	5,578	4,712	4,622	4,330	15,534	14,299
Net Income (2)	$16,624	$16,084	$15,030	$15,889	$14,506	47,738	$42,591

EARNINGS PER SHARE:

Basic
Net income (1) (2)	$0.35	$0.33	$0.32	$0.35	$0.32	$1.00	$0.95
Diluted
Net income (1) (2)	$0.34	$0.33	$0.32	$0.35	$0.32	$0.99	$0.94
Average Shares Basic (1)	47,737,218	48,089,589	46,318,334	44,773,819	44,747,245	47,385,940	44,579,766
Average Shares Diluted (1)	48,555,112	48,888,091	47,223,331	45,445,243	45,523,420	48,217,734	45,372,932
Dividends on Preferred Stock ($000s)	$-	$-	$-	$-	$-	$-	$-

(1) Adjusted for a 3% stock dividend paid September 30, 2006.
(2) Adjusted for modified retrospective method adoption under FAS123 ( R ).

SUPPLEMENTAL DATA ($000s) (4)
Return on Avg. Assets (annualized)	1.25%	1.25%	1.24%	1.39%	1.26%	1.25%	1.25%
Return on Avg. Equity (annualized)	12.83%	12.55%	13.00%	14.29%	13.14%	12.78%	13.09%
Return on Avg. Tangible Equity (annualized) (3)	28.60%	28.03%	25.43%	26.60%	24.67%	27.34%	24.78%
Average Tangible Equity to Tangilble Assets (5)	4.61%	4.71%	5.12%	5.48%	5.34%	4.80%	5.29%
Average Realized Tangible Equity to Average Tangible Assets Ratio (6)	4.71%	4.76%	5.04%	5.35%	5.07%	4.78%	4.97%

(3) (Net income x (365/92)), divided by (average equity - average goodwill and intangibles)
(5) Average tangible equity, divided by (average assets - average goodwill and intangibles).
(6) (Average tangible equity - average AOCI), divided by average tangible assets.

(3) (4) Reconciliation Table for Non-GAAP Financial Measure
Return on average shareholders' equity	12.83%	12.55%	13.00%	14.29%	13.14%	12.78%	13.09%
Effect of goodwill and intangibles	15.77%	15.49%	12.43%	12.31%	11.53%	14.56%	11.69%
Return on average tangible equity	28.60%	28.03%	25.43%	26.60%	24.67%	27.34%	24.78%
Average tangible equity excludes acquisition related average goodwill and intangibles:
Average shareholders' equity	$514,172	$514,090	$468,943	$441,143	$437,909	$499,234	$435,072
Average goodwill and intangibles	(283,564)	(283,971)	(229,228)	(204,154)	(204,665)	(265,787)	(205,252)
Average tangible equity	230,608	230,119	239,715	236,989	233,244	233,447	229,820

Financial Update for NATL PENN BCSHS (NPBC) FOR 9/30/06

	PAGE: 3 of 5
	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	FOR QUARTER	YEAR	YEAR
	ENDED	ENDED	ENDED	ENDED	ENDED	TO DATE	TO DATE
CHARGEOFFS ($000s)	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	9/30/2006	9/30/2005
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Loan Chargeoffs	$1,518	$1,085	$1,239	$1,329	$1,592	$3,842	$5,916
Recoveries on Loans	(1,147)	(667)	(606)	(388)	(1,062)	(2,420)	(2,131)
Net Loan Chargeoffs	$371	$418	$633	$941	$530	$1,422	$3,785

	AS OF	AS OF	AS OF	AS OF	AS OF
ASSET QUALITY AND OTHER DATA ($000s)	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Nonaccrual Loans	$8,316	$9,110	$9,381	$11,961	$10,562
Renegotiated Loans	-	-	-	-	-
Other Real Estate Owned	1,806	242	-	-	16
Total Nonperforming Assets	$10,122	$9,352	$9,381	$11,961	$10,578
Loans 90+ Days Past Due & Still Accruing	222	17	106	183	342
NPAs plus Loans over 90	$10,344	$9,369	$9,487	$12,144	$10,920

	AS OF	AS OF	AS OF	AS OF	AS OF
REGULATORY CAPITAL DATA ($000s) (1)	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Tier 1 Capital	$382,667	$380,866	$371,466	$363,646	$356,625
Tier 1 Ratio (%)	9.54%	9.72%	9.85%	10.55%	10.45%
Total Capital (Tier 1 + Tier 2)	$435,973	$432,832	$421,954	$409,654	$402,365
Total Capital Ratio (%)	10.86%	11.04%	11.19%	11.88%	11.79%
Total Risk-Adjusted Assets	$4,012,661	$3,919,628	$3,771,877	$3,448,142	$3,412,029
Tier 1 Leverage Ratio	7.65%	7.77%	8.77%	8.42%	8.19%
Tangible Equity to Tangible Assets Ratio	4.84%	4.75%	4.86%	5.54%	5.56%
Realized Tangible Equity to Tangible Assets Ratio	4.83%	4.91%	4.83%	5.46%	5.34%

	AS OF	AS OF	AS OF	AS OF	AS OF
SUPPLEMENTAL DATA ($000s)	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)

1-4 Family Mortgage Loans Serviced For Others	$48,366	$50,065	$52,132	$90,761	$94,574
Propriety Mutual Fund Balances	$-	$-	$-	$-	$-
(Net Asset Value in $000s)
Held to Maturity Securities (Fair Value)	$252,841	$210,813	$167,845	$147,628	$111,856
Common Stock Dividends (total $ in period)	$7,645	$7,702	$7,692	$7,189	$6,955
Dividends per Common Share (2)	$0.160	$0.160	$0.160	$0.160	$0.155
EOP Employees (Full Time Equivalent)	1,198	1,224	1,217	1,141	1,139

(1) Adjusted for modified retrospective method adoption under FAS123 ( R ).
(2) Adjusted for a 3% stock dividend paid September 30, 2006.

Financial Update for NATL PENN BCSHS (NPBC) FOR 9/30/06

PAGE: 4 of 5	AS OF	AS OF	AS OF	AS OF	AS OF
PERIOD END BALANCES:	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Loan Breakdown: (REGULATORY)
Commercial/Industrial	$607,461	$612,982	$589,021	$565,826	$545,552
Commercial Real Estate	1,218,853	1,205,798	1,203,946	1,141,908	1,119,836
Residential Mortgage (including multi-family)	825,105	784,004	744,763	550,591	557,032
Real Estate Construction (and Land Development)	302,309	286,037	264,466	206,201	210,607
Home Equity (revolving and 2nd lien)	435,948	415,272	395,606	381,869	371,909
Consumer (Loans to Individuals)	55,227	52,990	61,451	60,586	59,603
Bank Card	-	-	-	-	-
Foreign	-	-	-	-	-
Other Loans	150,254	147,593	143,456	142,827	147,118
Total Loans (net of unearned)	3,595,157	3,504,676	3,402,709	3,049,808	3,011,657
Investment Securities (incl. trading assets)	1,199,932	1,170,671	1,173,833	1,091,714	1,129,221
Other Earning Asset	9,974	12,054	7,860	5,937	5,430
Total Earning Assets (net of loan loss reserve)	4,805,063	4,628,352	4,525,395	4,091,396	4,090,053
Total Assets	5,347,548	5,225,420	5,112,009	4,603,389	4,577,008
Deposit Breakdown:
Savings	225,523	249,901	275,766	193,024	202,292
NOW Accounts	748,163	718,146	742,034	741,269	750,903
Money Market Accounts	865,238	838,199	661,031	607,063	591,553
Certificates	914,869	879,405	917,979	776,794	900,698
CDs>$100m	523,052	575,188	501,166	480,975	333,886
Foreign CDs	-	-	-	-	-
Total Int. Bearing Deposits	3,276,845	3,260,839	3,097,976	2,799,125	2,779,332
Non-Interest Bearing Deposits	495,257	525,909	518,989	509,921	512,718
Total Deposits	3,772,102	3,786,748	3,616,965	3,309,046	3,292,050
Short-Term Borrowings	641,587	494,029	538,185	428,771	413,929
Long-Term Debt	355,069	375,333	390,594	375,475	375,694
Total Int. Bearing Liabilities (incl. non-int bearing deposits)	4,768,758	4,656,110	4,545,744	4,113,292	4,081,673
Total Int. Bearing Liabilities	4,273,501	4,130,201	4,026,755	3,603,371	3,568,955
Total Stockholders Equity	$528,104	$518,739	$518,240	$447,668	$447,300

PERIOD END BALANCES:

Loan Breakdown: (internal)
Business Purpose Loans	$1,408,855	$1,408,035	$1,419,903	$1,391,317	$1,368,691
Residential Mortgage	540,512	510,426	470,369	282,882	290,210
Commercial Real Estate, Construction and Land Dev	1,189,274	1,153,452	1,122,726	1,011,084	1,003,834
Consumer (loans to Individual)	456,516	432,762	389,711	364,525	348,922
Total Loans (net of unearned)	$3,595,157	$3,504,675	$3,402,709	$3,049,808	$3,011,657

Financial Update for NATL PENN BCSHS (NPBC) FOR 9/30/06

BALANCE AND YIELD/COST ANALYSIS:	AS OF		AS OF		AS OF		AS OF		AS OF		YTD		YTD
	9/30/2006		6/30/2006		3/31/2006		12/31/2005		9/30/2005		9/30/2006		9/30/2005
	(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)		(unaudited)
	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	Qtr Avg Bal	Yield	YTD Avg Bal	Yield	YTD Avg Bal	Yield

Total Loans (net of unearned)	$3,547,993	7.22%	$3,474,861	7.19%	$3,254,237	7.04%	$3,028,408	6.81%	$3,000,486	6.65%	$3,426,773	7.16%	$2,923,059	6.54%
Investment Securities (incl. trading assets)	1,190,648	5.44%	1,171,649	5.43%	1,156,448	5.45%	1,072,424	5.08%	1,139,463	4.97%	1,173,040	5.44%	1,167,785	4.92%
Other Earning Assets	10,774	2.69%	12,370	1.78%	7,430	6.93%	9,350	3.78%	9,928	2.16%	10,204	3.34%	8,860	2.14%

Total Earning Assets	4,749,415	6.76%	4,658,880	6.73%	4,418,115	6.62%	4,110,182	6.35%	4,149,877	6.18%	4,610,017	6.72%	4,099,704	6.07%
Total Earning Assets (net of loan loss reserve)	4,689,914	6.85%	4,599,512	6.82%	4,359,620	6.71%	4,053,850	6.44%	4,093,289	6.26%	4,550,892	6.80%	4,042,466	6.15%
Total Assets	5,283,841	6.08%	5,173,171	6.06%	4,911,582	5.96%	4,529,657	5.76%	4,573,381	5.61%	5,124,228	6.04%	4,549,551	5.47%

Savings	238,225	1.31%	264,990	1.32%	258,579	1.25%	197,092	0.92%	209,600	0.93%	253,857	1.29%	218,443	0.86%
NOWAccounts	734,504	1.68%	802,859	2.59%	739,033	2.20%	744,684	2.14%	721,688	1.81%	758,782	2.17%	740,670	1.59%
Money Market Accounts	854,579	4.14%	698,743	2.91%	654,767	2.55%	612,719	2.13%	597,805	1.83%	736,762	3.28%	616,305	1.58%
Certificates	1,475,237	4.44%	1,429,794	4.19%	1,318,803	3.87%	1,217,068	3.67%	1,140,615	3.45%	1,408,518	4.18%	993,781	3.27%

Total Int. Bearing Deposits	3,302,545	3.52%	3,196,386	3.27%	2,971,182	2.93%	2,771,563	2.72%	2,669,708	2.45%	3,157,919	3.26%	2,569,199	2.17%

Non-Interest Bearing Deposits	503,751		512,748		504,172		505,316		514,908		506,888		513,746
Total Deposits	3,806,296	3.06%	3,709,134	2.82%	3,475,354	2.51%	3,276,879	2.30%	3,184,616	2.05%	3,664,807	2.81%	3,082,945	1.81%

Short-Term Borrowings	533,418	3.85%	520,330	3.96%	534,795	3.23%	389,624	2.49%	525,609	2.66%	529,510	3.68%	615,823	2.43%
Long-Term Borrowings	374,798	5.44%	378,625	5.38%	387,003	5.35%	375,541	5.49%	376,239	5.12%	380,097	5.39%	374,984	5.11%
Total Int. Bearing Liabilities(incl. non-int bearing deposits)	4,714,512	3.34%	4,608,089	3.16%	4,397,152	2.85%	4,042,044	2.62%	4,086,464	2.41%	4,574,414	3.12%	4,073,752	2.21%
Total Int. Bearing Liabilities	4,210,761	3.74%	4,095,341	3.55%	3,892,980	3.22%	3,536,728	2.99%	3,571,556	2.76%	4,067,526	3.51%	3,560,006	2.53%
Total Shareholder's Equity	$514,172		$514,090		$468,943		$441,143		$437,909		$499,234		$435,072

Net Yield on Earning Assets (net of loan loss reserve): (Margin)		3.50%		3.65%		3.84%		3.83%		3.86%		3.67%		3.93%
Net Yield on Earning Assets: (Margin)		3.45%		3.61%		3.79%		3.78%		3.80%		3.62%		3.87%

STATES OF OPERATION AND BANKING OFFICES BY STATE (LATEST AVAILABLE DATA)

State	Number of Full Service Banking Offices (Domestic and in the U.S. Territories)

PA
Total Number of Banking Offices	79	79	78	73	72
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)	1	1	1	1	1
Total Number of ATMs	82	82	81	73	73

MD
Total Number of Banking Offices	1	1	1	1	1
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)	0	0	0	0	0
Total Number of ATMs	1	1	1	1	1

TOTAL
Total Number of Banking Offices	80	80	79	74	73
Total Number of Insured Subsidiaries (Bank & Thrift Subsidiaries)	1	1	1	1	1
Total Number of ATMs	83	83	82	74	74

Have you restated any prior period's financial statements for a pooling of interest and/or a change in
accounting principles?	YES
Periods Restated on this report:	12/31/05, 9/30/05
Reason:	Adjusted for modified retrospective method adoption under FAS123 ( R ).